SEI SELECT VARIABLE ANNUITY                            SEI SELECT                 THE LINCOLN NATIONAL LIFE
                                              VARIABLE ANNUITY APPLICATION           INSURANCE COMPANY
                                                                                     FORT WAYNE,INDIANA

Instructions: Please type or print. ANY ALTERATIONS TO THIS MUST BE INITIALED BY THE CONTRACT OWNER.

1a  CONTRACT OWNER MAXIMUM AGE OF CONTRACT OWNER IS 90.

                                                                  Social Security number/TIN   / / / /-/ / /-/ / / / /
    ------------------------------------------------------------
    Full legal name or trust name*
                                                                  Date of birth  / / /  / / /  / / /   / / Male    / / Female
    ------------------------------------------------------------                 Month  Day    Year
    Street address (If PO Box, physical street address required)

                                                                  Home telephone number     / / / /  / / / /-/ / / / /
    ------------------------------------------------------------
    City                        State                 ZIP
                                                                  Date of trust* / / /  / / /  / / /
    ------------------------------------------------------------                 Month  Day    Year    Is trust revocable?*
    Trustee name*                                                                                      / / Yes     / / No
                                                                  *This information is required for trusts.

1b  JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 90.

                                                                  Social Security number  / / / /-/ / /-/ / / / /
    ------------------------------------------------------------
    Full legal name                                                                                    / / Male    / / Female
                                                                  Date of birth  / / /  / / /  / / /
                                                                                 Month  Day    Year   / / Spouse  / / Non-Spouse
2a  ANNUITANT (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
    MAXIMUM AGE OF ANNUITANT IS 90.

                                                                  Social Security number / / / /-/ / /-/ / / / /
    ------------------------------------------------------------
    Full legal name

                                                                  Date of birth  / / /  / / /  / / /   / / Male    / / Female
    ------------------------------------------------------------                 Month  Day    Year
    Street address

                                                                  Home telephone number   / / / /  / / / /-/ / / / /
    ------------------------------------------------------------
    City                        State                 ZIP

2b  CONTINGENT ANNUITANT MAXIMUM AGE OF CONTINGENT ANNUITANT IS 90.

                                                                  Social Security number  / / / /-/ / /-/ / / / /
    ------------------------------------------------------------
    Full legal name

3   BENEFICIARY(IES) OF CONTRACT OWNER (LIST ADDITIONAL BENEFICIARIES ON SEPARATE SHEET. IF LISTING CHILDREN, USE FULL LEGAL NAMES.)

                                                                                                                         %
    ------------------------------------------------------------  --------------------------------     ------------ ------
    Full legal name or trust name*  / / Primary  / / Contingent   Relationship to Contract Owner       SSN/TIN
                                                                                                                         %
    ------------------------------------------------------------  --------------------------------     ------------ ------
    Full legal name or trust name*  / / Primary  / / Contingent   Relationship to Contract Owner       SSN/TIN
                                                                                                                         %
    ------------------------------------------------------------  --------------------------------     ------------ ------
    Full legal name or trust name*  / / Primary  / / Contingent   Relationship to Contract Owner       SSN/TIN

    ------------------------------------------------------------
    Executor/Trustee name*                                        Date of trust*  / / /  / / /  / / /  Is trust revocable?*
                                                                                  Month   Day   Year   / / Yes     / / No
                                                                  *This information is required for trusts.

    TO SPECIFY AN ANNUITY PAYMENT OPTION FOR YOUR BENEFICIARY, PLEASE COMPLETE THE BENEFICIARY PAYMENT OPTIONS FORM (29953SEI).

4   TYPE OF CONTRACT

    NONQUALIFIED:  / / Initial  OR    / / 1035 Exchange

    TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): / / Transfer (to same market) OR / / Rollover (to different market)

    PLAN TYPE (CHECK ONE):  / / Roth IRA / / Traditional IRA


Form 30070-APP SEISelect 05/01                                   Page 1                                                  VAR-M-150

5a  ALLOCATION (THIS SECTION MUST BE COMPLETED.)                  5b  DOLLAR COST AVERAGING (COMPLETE ONLY IF ELECTING DCA.)
    Initial minimum: $25,000                                          $2,000 minimum required in the Holding Account

    FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF
    DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE          Total amount to DCA:                $
    CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 5B.                                                 ----------------------
                                                                              OR
    If no allocations are specified in Section 5a or 5b, the
    ENTIRE amount will be allocated to the Prime Obligation Fund      MONTHLY amount to DCA:              $
    pending instructions from the Contract Owner.                                                          ----------------------

    PLEASE ALLOCATE MY CONTRIBUTION OF:                               OVER THE FOLLOWING PERIOD:
                                                                                                          -----------------------
    $                              OR   $                                                                      MONTHS (6-60)
     ----------------------------        ------------------------
     Initial contribution                 Approximate amount          FROM THE FOLLOWING HOLDING ACCOUNT (check one):
                                          from previous carrier       / /  DCA Fixed Account              *The DCA holding account
                                                                      / /  VP Prime Obligation Fund*      and the DCA fund elected
    SELECT A PORTFOLIO                                                                                    cannot be the same.

    ELECT ONLY ONE PORTFOLIO                                          INTO THE FUND(S) BELOW
                                                                      USE WHOLE PERCENTAGES
    VP INSTITUTIONAL CORE PORTFOLIOS
    / / Equity                                                                   % VP Large Cap Growth Fund
    / / Capital Growth                                                ----------
    / / Growth & Income                                                          % VP Large Cap Value Fund
    / / Moderate Growth & Income                                      ----------
                                                                                 % VP Small Cap Growth Fund
    VP GLOBAL CORE PORTFOLIOS                                         ----------
    / / Equity                                                                   % VP Small Cap Value Fund
    / / Capital Growth                                                ----------
    / / Growth & Income                                                          % VP International Equity Fund
    / / Moderate Growth & Income                                      ----------
                                                                                 % VP Emerging Markets Equity Fund
    VP DOMESTIC PORTFOLIOS                                            ----------
    / / Equity                                                                   % VP Emerging Markets Debt Fund
    / / Capital Growth                                                ----------
    / / Growth & Income                                                          % VP Core Fixed Income Fund
    / / Moderate Growth & Income                                      ----------
                                                                                 % VP High Yield Bond Fund
    THE PORTFOLIO SELECTED WILL BE AUTOMATICALLY REBALANCED           ----------
    EACH CALENDAR QUARTER ACCORDING TO THE PERCENTAGES                           % VP Prime Obligation Fund*
    DETERMINED BY SEI INVESTMENT MANAGEMENT CORP.                     ----------
                                                                                 % TOTAL (must = 100%)
                                   OR                                 ==========

    SELECT A CUSTOMIZED ALLOCATION                                    FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA
                                                                      PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA CONTRIBUTION.
    USE WHOLE PERCENTAGES

           % VP Large Cap Growth Fund
    -------
           % VP Large Cap Value Fund
    -------
           % VP Small Cap Growth Fund
    -------
           % VP Small Cap Value Fund
    -------
           % VP International Equity Fund
    -------
           % VP Emerging Markets Equity Fund
    -------
           % VP Emerging Markets Debt Fund
    -------
           % VP Core Fixed Income Fund
    -------
           % VP High Yield Bond Fund
    -------
           % VP Prime Obligation Fund
    -------

           Fixed Account:          % 1 year
                           --------
                                   % 3 years
                           --------
                                   % 5 years
                           --------

           % TOTAL (must = 100%)
    =======

5c  CROSS-REINVESTMENT OR PORTFOLIO REBALANCING

    To elect either of these options, please complete the Cross-Reinvestment form (28051SEI) or the Portfolio Rebalancing form (28887SEI).

6   BENEFIT OPTIONS

    DEATH BENEFIT OPTIONS (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT
    WILL BE THE RETURN OF PREMIUM DEATH BENEFIT.)

    / / I/We hereby elect the Account Value Death Benefit option.
    / / I/We hereby elect the Return of Premium Death Benefit option.
    / / I/We hereby elect the Annual Step-Up(1) Death Benefit option.*
    / / I/We hereby elect the 5% Step-Up(1) Death Benefit option.*
    / / I/We hereby elect the Estate Enhancement Benefit(2) rider.*
    / / I/We hereby elect the Estate Enhancement Benefit(2) rider with the 5%
        Step-Up Death Benefit option.*

* / / I/We hereby elect the Accumulated Benefit Enhancement4 in addition to the Death Benefit selected above. This option is available with the Annual Step-Up(1) Death Benefit, 5% Step-Up(1) Death Benefit,
        Estate Enhancement rider or the Estate Enhancement Benefit(2) rider
        Benefit(2) with the 5% Step-Up Death Benefit options.

    BONUS OPTION

    / / I/We hereby elect the Bonus Rider3 in addition to the death benefit selected above.

    (1) The Annual Step-Up and 5% Step-Up option may only be elected if the Contract Owner,Joint Owner (if applicable),and Annuitant are all under age 80.

    (2) The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

    (3) The Bonus Rider option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 85. The minimum initial contribution for this option is $150,000.

    (4) The Accumulated Benefit Enhancement Death Benefit option may only be elected if the contract is nonqualified.

7   AUTOMATIC WITHDRAWALS

    NOTE: WITHDRAWALS EXCEEDING 10% OF THE GREATER OF TOTAL CONTRACT VALUE OR
    PREMIUM PAYMENTS PER CONTRACT YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED
    SALES CHARGES. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY

    / / Please provide me with automatic withdrawals based on         / / Please provide me with automatic withdrawals
        _____% (may be between 1-10%) of the greater of total             of $____________________________________
        contract value or premium payments, payable as follows:  OR
    / / Monthly / / Quarterly / / Semi-annually / / Annually          / / Monthly  / / Quartly / / Semi-annually / / Annually
    Begin withdrawals in   / / /  / / / / /                           Begin withdrawals in   / / /  / / / / /
                          Month     Year                                                     Month    Year

    NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE
    WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX WITHHOLDING MAY BE
    REQUIRED DEPENDING ON STATE OF RESIDENCY.

    ELECT ONE: / / Do withhold taxes Amount to be withheld___% (must be at least 10%)   / /  Do not withhold taxes

    PAYOUT     / / Direct deposit / / Checking (ATTACH A "VOIDED" CHECK) OR  / / Savings (ATTACH A DEPOSIT SLIP)
    METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                   Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                   Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                   ----------------------------------------------------------------------------------------------------------------
                   Bank name                                                                 Bank telephone number

               / / Send check to address of record                         / / Send check to the following alternate address:

                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
8   AUTOMATIC BANK DRAFT

    -----------------------------------------------------------------  ------------------------------------------------------------
    Print account holder name(s) EXACTLY as shown on bank records


    -------------------------------------------------------------------------------------------------------------------------------
    Bank name                                                                     Bank telephonenumber

    $

    Monthly amount                    Automatic bank draft start date:    / / /       / / /    / / /
                                                                          Month   Day (1-28)   Year

    / / Checking (ATTACH A "VOIDED" CHECK) OR / / Savings (ATTACH A DEPOSIT SLIP)

    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notifica- tion from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.
                                     Page 3

9   TELEPHONE/INTERNET AUTHORIZATION (CHECK BOX IF THIS OPTION IS DESIRED.)

    / / I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, SEI
    Investments and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10  REPLACEMENT

    Does the applicant have any existing life policies or annuity contracts?       / / Yes   / / No
    Will the proposed contract replace any existing annuity or life insurance?     / / Yes   / / No
    (Attach a state replacement form if required by the state in which the application is signed.)

    -----------------------------------------------------------------------------------------------
    Company name

    -----------------------------------------------------------------------------------------------
    Plan name                                                                    Year issued

    FRAUD WARNING

    RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material commits a fraudulent insurance act, which is a crime thereto, and may subject such person to criminal and civil penalties.

11  SIGNATURES

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
    I/We acknowledge receipt of current prospectuses for SEI Select Variable
    Annuity and SEI and verify my/our understanding that ALL PAY- Investments
    MENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT
    EXPERIENCE OF THE FUNDS IN THE SERIES, ARE VARIABLE AND NOT GUARANTEED AS
    TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

    ----------------------------------------------------------------------------
    Signed at (city)                          State                             Date    / / /   / / /   / / /
                                                                                        Month    Day     Year
    ---------------------------------------   ----------------------------------
    SIGNATURE OF CONTRACT OWNER               JOINT CONTRACT OWNER (IF APPLICABLE)

    ----------------------------------------------------------------------------
    Signed at (city)                          State

                                                                                Date    / / /   / / /   / / /
                                                                                         Month   Day     Year
    ----------------------------------------------------------------------------
    SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR
    CUSTODIAN.)







                     FINANCIAL ADVISER MUST COMPLETE PAGE 5.
                                     Page 4

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES
DEALER. Please type or print.

12  INSURANCE IN FORCE WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY
    OR LIFE INSURANCE CONTRACT?

    ELECT ONE: / / NO / / YES IF YES,PLEASE LIST THE INSURANCE IN FORCE ON THE
    LIFE OF THE PROPOSED CONTRACT OWNER(S) AND ANNUITANT(S):
    (Attach a state replacement form if required by the state in which the application issigned.)

                                                                      $
    ---------------------------------------------------------------------------
    Company name                                 Year issued          Amount

13  ADDITIONAL REMARKS


    ---------------------------------------------------------------------------

14  SEI INVESTMENTS/SEI VARIABLE ANNUITY TOTAL ACCOUNT VALUE (FOR SEI REWARDS
    PURPOSES.)

    NOTICE: TAX-QUALIFIED ANNUITY CONTRACTS AND MUTUAL FUND ACCOUNTS (INCLUDING
            IRAS) CANNOT BE USED WHEN DETERMINING THE AMOUNT OF THE
            OWNER'S INVESTMENT. INCLUSION OF QUALIFIED CONTRACTS OR ACCOUNTS
            COULD RESULT IN LOSS OF THE TAX-QUALIFIED STATUS OR TAX PENALTIES.
            PLEASE PROVIDE US WITH VALUES FOR ONLY NONQUALIFIED CONTRACTS AND
            ACCOUNTS.

    MY CLIENT OWNS A TOTAL OF $      IN THE SEI MUTUAL FUNDS, SEI MANAGED
    ACCOUNTS AND/OR SEI VARIABLE ANNUITY PRODUCTS INCLUDING $200,000 OR MORE IN
    THIS CONTRACT.

    Account no.              SSN               Account no.        SSN
    -----------------------  ----------------  -----------------  -------------

    Account no.              SSN               Account no.        SSN
    -----------------------  ----------------  -----------------  -------------

15  DEALER INFORMATION  LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR
                        THIS APPLICATION TO BE PROCESSED. IF MORE THAN ONE
                        REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES
                        IN SECTION 13.

    / / 1 / / 2 / / 3 / / 4  / / 5 / / 6 / / 7  / / ADVBN  AND / / I4LIFE(SM) ADVANTAGE - complete election form

    If your client is not electing the I4LIFE(SM) Advantage today, does your client plan to add it in the future? / / Yes / / No

    --------------------------------------------------------------------------  / / / /   / / / /-/ / / / /
    Registered representative's name (print as it appears on NASD licensing)    Registered representative's telephone number

    --------------------------------------------------------------------------  / / / /-/ / /-/ / / / /
    Client account number at dealer (if applicable)                             Registered representative's SSN

    -------------------------------------------------  / / / /-/ / /-/ / / / /
    Client account number at SEI                       Tax ID number of SEI account

    ------------------------------------------------------------------------------------------------------------------------
    Dealer's name

    ------------------------------------------------------------------------------------------------------------------------
    Branch address                                     City                     State                          ZIP

    / / CHECK IF BROKER CHANGE OF ADDRESS              Rep Code at Firm

16  REPRESENTATIVE'S SIGNATURE

    The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance
    Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

    ------------------------------------------------------------------------------------------------------------------------
    Signature

                                 Send completed application--with a check made payable to Lincoln Life--to your investment dealer's home office or to:
                                 LINCOLN LIFE                     BY EXPRESS MAIL: LINCOLN LIFE
                                 P.O. Box 7878                                     Attention:SEI Operations
    SEI SELECT VARIABLE ANNUITY  Fort Wayne, IN 46801-7878                         1300 South Clinton Street
                                                                                   Fort Wayne, IN 46802

                                 If you have any questions regarding this application, please call Lincoln Life at 877 734-2689.

                                     Page 5